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                                                                    EXHIBIT 99.2

                            UNITED STATES OF AMERICA
                                   Before the
                          OFFICE OF THRIFT SUPERVISION

________________________________
                                )
In the Matter of:               )             OTS Order No.:  ______________
                                )
Life Financial Corporation,     )             Date:
OTS Docket No. H-2834           )
                                )
________________________________)

                           ORDER TO CEASE AND DESIST
                           -------------------------

     WHEREAS, Life Financial Corporation ("Life Financial"), OTS Docket No. H-2834, owns one hundred percent (100%) of the outstanding common stock of Life Bank, F.S.B., Riverside, California, ("the Institution"), an insured savings association; and

     WHEREAS, Life Financial is a savings and loan holding company as that term is defined at 12 U.S.C. (S) 1467a(a)(1)(D); and

     WHEREAS, Life Financial, by and through its Boards of Directors (the Board), has executed a Stipulation and Consent to the Issuance of an Order to Cease and Desist (Stipulation); and

     WHEREAS, Life Financial, in the Stipulation, has consented and agreed to the issuance of this Order to Cease and Desist (Order) pursuant to 12 U.S.C. (S) 1818(b); and

     WHEREAS, the Director of the Office of Thrift Supervision (OTS) has delegated to the Regional Directors of the OTS the authority to issue an Order to Cease and Desist on behalf of the OTS where entities subject to OTS jurisdiction have consented to the issuance of the Order.

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   NOW, THEREFORE, IT IS ORDERED that:

                              A. CAPITAL INFUSION
                                 ----------------

1. By no later than December 31, 2000, Life Financial shall contribute to the Institution capital in the amount of $5.2 million, which represents reimbursement to the Institution of the amount the Institution paid to Life Financial for its residual assets; provided, however, that in the event the OTS determines that Life Financial is making satisfactory progress towards such capital raising efforts, then Life Financial shall not be deemed to be in violation of this Order. The tax refunds, if any, due the Institution shall not be counted in this required infusion. Life Financial shall provide satisfactory evidence of such infusion to the OTS within five (5) days after the infusion is complete.

                          B. TRANSACTIONS-WITH-AFFILIATES
                             ----------------------------

1. Life Financial shall not enter into any transaction, or otherwise engage in any action, which would cause, directly or indirectly, the Institution to violate or be in violation of 12 C.F.R. (S)(S) 563.41 and 563.42.

2. Life Financial shall provide the OTS with at least 30 days prior written notice of any transaction that would constitute a "covered transaction" from the perspective of Life Bank. The term "covered transaction" shall have the meaning as set forth at 12 C.F.R. (S) 563.41(b)(7).

3. Life Financial shall provide the OTS with at least 30 days prior written notice of any transaction, or series of transactions, between Life Bank and any third party where: (a) Life Financial, or any affiliate, holder of 5.0 percent of the company's stock, officer, or director of Life Financial, has a financial interest in the third party; (b) Life Financial, or any affiliate, shareholder, officer, or director of Life Financial, participates in the

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   transaction; or (c) any of the proceeds of the transaction are used for the benefit of, or transferred to, directly or indirectly, Life Financial, or any affiliate, holder of 5.0 percent of the company's stock, officer, or director of Life Financial For purposes of this paragraph, the term "affiliate" as it relates to Life Financial shall have the meaning as set forth at 12 C.F.R.
   (S) 563.41(b)(1) with "Life Financial" substituted for "savings association."

4. Upon written notice of objection by OTS during the notice period set forth in paragraphs (B) 1-3, above, Life Financial shall not enter into the transactions identified in the notice.

5. The Board shall take all necessary measures to cause the procedures governing the Transactions With Affiliates Log to be revised to ensure compliance with all applicable laws, regulations or regulatory guidance. Beginning July 31, 2000, and monthly thereafter, the Board shall submit the Transactions With Affiliates Log to the Assistant Regional Director for review.

                             C. BOOKS AND RECORDS
                                -----------------

1. In accordance with 12 C.F.R. (S) 563.170(c), Life Financial shall at all times maintain adequate books and records to enable management, outside auditors, and examiners to adequately and timely review Life Financial's operations and activities. This requirement, at a minimum, includes maintenance of accurate and reliable minutes of meetings, certified by the secretary, or assistant secretary, of the corporation.

2. The Board shall meet at least monthly. The Board shall prepare in advance and shall follow a detailed written agenda at each meeting, which shall include consideration of actions of any committees. A chronological file of all written agendas shall be maintained. Notwithstanding, the foregoing, the Board shall not be precluded from

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   considering matters other than those contained on the agenda. Detailed written minutes of all Board meetings shall be timely maintained and recorded. Within 10 days following each meeting of the Board, Life Financial shall submit the official certified minutes of that meeting to the Assistant Regional Director.

                                D. TAX SHARING
                                   -----------

1. Life Financial shall not cause the Institution to upstream any tax payment (nor accept any such payment) that exceeds the lesser of the Institution's tax liability or the combined tax liability of the consolidated entities to the taxing authorities.

2. Within 60 days from the Effective Date, Life Financial shall approve and submit to the ARD for review and non-objection a revised Tax Sharing Agreement. The revised Tax Sharing Agreement shall be in compliance with all regulatory guidance and shall govern the relationship between the Institution and Life Financial. The revised Tax Sharing Agreement shall require complete documentation of any calculation utilized by the Institution or Life Financial to upstream funds for the payment of any tax liability.

3. Within 15 days of receipt of the ARD's objection, if any, to any aspect of the revised Tax Sharing Agreement, Life Financial shall submit a revised agreement to the ARD addressing any such objections or comments of the ARD.

4 Once the revised Tax Sharing Agreement is submitted pursuant to this Order and all objections from the ARD, if any, have been satisfactorily resolved, Life Financial may not amend, suspend, or revoke the agreement without the prior written non-objection from the ARD.

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5. Within 15 days of receiving notice of the ARD's non-objection to the revised
   Tax Sharing Agreement, Life Financial shall implement the agreement and ensure that all signatories adhere to it.

6. Within 60 days following the end of each calendar quarter, Life Financial shall approve and submit a report to the ARD detailing its progress in implementing the revised Tax Sharing Agreement.

                            E. FINANCIAL STATEMENTS
                               --------------------

1. Within 60 days from the Effective Date, Life Financial shall prepare and submit to the Assistant Regional Director a comprehensive, report on Life Financial's condition on a pro forma unconsolidated basis (Financial Statement) for the immediately preceding four quarters.

2. Thereafter, Life Financial shall monthly submit a Financial Statement to the Assistant Regional Director.

                        F. SEPARATE CORPORATE EXISTENCE
                           ----------------------------

1. Within 60 of the Effective Date, Life Financial shall approve and submit to the ARD for review and non-objection revised policies and procedures governing separate corporate existence (the Separate Corporate Existence Policy) that address the concerns identified in the Institution's Report of Examination dated April 3, 2000. At a minimum, the Separate Corporate Existence Policy should ensure that the Institution is being operated with an adequate degree of separation such that the Institution is insulated from operations of the holding company, and demonstrate to the public the separate corporate existence of the Institution and its holding company.

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2. Within 15 days of receipt of the ARD's objection, if any, to any aspect of the Separate Corporate Existence Policy, Life Financial shall submit a revised policy to the ARD addressing any such objections or comments of the ARD.

3. Once the Separate Corporate Existence Policy is submitted pursuant to this Order and all objections from the ARD, if any, have been satisfactorily resolved, Life Financial may not amend, suspend, or revoke the policy without the prior written non-objection from the ARD.

4. Within 15 days of receiving notice of the ARD's non-objection to the Separate Corporate Existence Policy, Life Financial shall implement the agreement and ensure that all signatories adhere to it.

5. Within 60 days following the end of each calendar quarter, Life Financial shall approve and submit a report to the ARD detailing its progress in implementing the Separate Corporate Existence Policy.

                           G. COMPLIANCE WITH ORDER
                              ---------------------

1. The Board and the officers of Life Financial shall take immediate action to cause Life Financial to comply with the terms of this Order and shall take all actions necessary or appropriate thereafter to cause Life Financial to continue to comply with this Order.

2. The Board, on a quarterly basis, shall adopt a Board resolution (the Compliance Resolution) formally resolving that, following a diligent inquiry of relevant information (including reports of management), to the best of its knowledge and belief, during the immediately preceding quarter, Life Financial complied with each provision of this Order, except as otherwise stated. The Compliance Resolution shall: (a) specify in detail

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   how, if at all, full compliance was not found to exist; and (b) identify all notices of exemption issued by the OTS that were outstanding as of the date of its adoption.

3. The minutes of the meetings of the Board shall set forth the following information with respect to the adoption of the Compliance Resolution: (1) the identity of each director voting in favor its adoption; and (2) the identity of each director voting in opposition to its adoption or abstaining from voting thereon, setting forth each such director's reasons for opposing or abstaining.

4. By November 30, 2000 (for calendar quarter ending September 30, 2000), and within 60 days following the end of each calendar quarter thereafter, Life Financial shall provide to the Assistant Regional Director a certified true copy of the Compliance Resolution adopted at the respective Board meeting. The Board, by virtue of Life Financial's submission of a certified true copy of each such Compliance Resolution to the OTS, shall be deemed to have certified to the accuracy of the statements set forth in each Compliance Resolution, provided however, that in the event that one or more directors do not agree with the representations set forth in the Compliance Resolution, such disagreement shall be noted in the minutes of Life Financial.

5. The Board shall promptly respond to any request from the OTS for documents that the OTS reasonably requests to demonstrate compliance with this Order.

                                H. STIPULATION
                                   -----------

1. The Stipulation is incorporated by reference into this Order.

                                I. DEFINITIONS
                                   -----------

1. All technical words or terms used in this Order, and the Stipulation, for which meanings are not specified or otherwise provided by the provisions of this Order shall, insofar as

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   applicable, have meanings as defined in Chapter V of Title 12 of the Code of
   Federal Regulations, the Home Owners' Loan Act ("HOLA"), FDIA, or OTS publications. Any such technical words or terms used in this Order and the Stipulation and undefined in the Code of Federal Regulations, HOLA, FDIA, or OTS publications shall have meanings that are in accordance with the best custom and usage in the savings and loan industry.

           J. SUCCESSOR STATUTES, REGULATIONS, GUIDANCE, AMENDMENTS
              -----------------------------------------------------

1. Any references in this Order and Stipulation to provisions of statutes, regulations, OTS publications, and OTS regulatory guidance shall be deemed to include references to all amendments to such provisions as have been made as of the date of this Order and references to successor provisions as they become applicable.

                                  K. NOTICES
                                     -------

1. Except as otherwise provided herein, any request, demand, authorization, direction, notice, consent, waiver or other document provided or permitted by the Order to be made upon, given or furnished to, delivered to, or filed with the OTS or Life Financial shall be in writing and mailed, first class or overnight courier, or by facsimile transmission, or physically delivered, and addressed as follows:

      OTS: OTS-West Region                 Life Financial Corp.
      Attn: Michael Buting, ARD            Attn: Chief Executive Officer
      1551 N. Tustin Ave., Suite 1050      10540 Magnolia Avenue, Suite B
      Santa Ana, CA 92705-8635             Riverside, CA 92505-1814

   Notices hereunder shall be effective upon receipt, if by mail, overnight delivery service, or facsimile, and upon delivery, if by physical delivery. If there is a dispute about the date on which a written notice has been received by a party to this Order, then, in the event such notice was sent by the U.S. mail, there shall be a presumption that the notice

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   was received two (2) business days after the date of the postmark on the envelope in which the notice was enclosed.

                L. DURATION, TERMINATION OR SUSPENSION OF ORDER
                   --------------------------------------------

1. This Order shall: (a) become effective upon its execution by the OTS, acting through its authorized representative whose signature appears below; and (b) remain in effect until terminated, modified, or suspended in writing by the OTS, acting through its Director or Regional Director (including any authorized designee thereof).

2. The Regional Director of the OTS, in his or her sole discretion, may, by written notice, suspend, modify, or terminate any or all provisions of this Order.

                                M. TIME LIMITS
                                   -----------

1. Time limitations for compliance with the terms of this Order run from the Effective Date, unless otherwise noted.

                             N. EFFECT OF HEADINGS
                                ------------------

1. The section headings herein are for convenience only and shall not affect the construction hereof.

                            O. SEPARABILITY CLAUSE
                               -------------------

1. In case any provision of this Order is ruled to be invalid, illegal, or unenforceable by the decision of any court of competent jurisdiction, the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby, unless the Regional Director, in his or her sole discretion, determines otherwise.

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              P. NO VIOLATIONS OF LAW, RULE, REGULATION OR POLICY
                 ------------------------------------------------
                   STATEMENT AUTHORIZED; OTS NOT RESTRICTED
                   ----------------------------------------

1. Nothing in this Order shall be construed as: (a) allowing Life Financial or the Institution to violate any law, rule, regulation, or policy statement to which it is subject; or (b) restricting or estopping the OTS from taking any action(s) that it deems appropriate in fulfilling the responsibilities placed upon it by law.

                       Q. SUCCESSORS IN INTEREST/BENEFIT
                          ------------------------------

1. The terms and provisions of this Order shall be binding upon and inure to the benefit of, the parties hereto and their successors in interest. Nothing in this Order, express or implied, shall give to any person or entity, other than the parties hereto, and the Federal Deposit Insurance Corporation, and their successors hereunder, any benefit or any legal or equitable right, remedy or claim under this Order.

   SO ORDERED this the ___ day of September 2000 (Effective Date).

                                        OFFICE OF THRIFT SUPERVISION


                                        By: _______________________________
                                             Charles A. Deardorff
                                             Regional Director, West Region

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